UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 20, 2005

                       FIRST NIAGARA FINANCIAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    000-23975                  42-1556195
----------------------------     ---------------------       -------------------
(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York        14095-0514
---------------------------------------------------------        ----------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (716) 625-7500

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Item 1.01 Entry into a Material Definitive Agreement.

            On September 20, 2005, the Board of Directors of First Niagara Financial Group, Inc. (the "Company") approved the First Niagara Financial Group, Inc. 2005 Long-Term Performance Plan (the "Plan"). The purpose of the Plan is to advance the interests of the Company and to increase shareholder value by providing key executives of the Company with long term incentives as a reward for performance, as a motivation for future performance and as a retention tool for continued employment. The Plan is a multi-vehicle, multi-year performance plan, with incentive award opportunities defined based upon the Company attaining specific performance measures and targets. For the three year performance period beginning in 2005 these performance metrics include the achievement of revenue, earnings per share growth, return on assets and total shareholder return targets, as well as Strategic Plan initiatives, as specified by the Compensation Committee of the Board of Directors. Shares awarded under the Plan will be funded by shares authorized under the Company's existing stock-based compensation plans that were previously approved by the shareholders of the Company.

      The above description of certain terms and conditions of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10 to this Form 8-K and is incorporated by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. 10 - First Niagara Financial Group, Inc. 2005 Long-term Performance Plan

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: September 20, 2005                    By: /s/ John R. Koelmel
                                                --------------------------------
                                                John R. Koelmel
                                                Chief Financial Officer
                                                (Duly authorized representative)